Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Maurice H. Sullivan, Jr.
(617) 254-0707

PEOPLES FEDERAL BANCSHARES, INC. ANNOUNCES SECOND QUARTER AND YEAR TO DATE RESULTS FOR FISCAL YEAR 2013

Brighton, Massachusetts, April 29, 2013.  Peoples Federal Bancshares, Inc. (the “Company”) (Nasdaq: PEOP), the holding company for Peoples Federal Savings Bank (the “Bank”), announced second quarter and year to date earnings for the fiscal year ending September 30, 2013.  For the quarter ended March 31, 2013, the Company reported net income of $545,000 or $0.09 per share, basic and diluted, as compared to net income of $588,000 or $0.09 per share, basic and diluted, for the same period last year and net income of $681,000, or $0.11 per share, basic and diluted, for the quarter ended December 31, 2012.  For the six months ended March 31, 2013, the Company reported net income of $1.2 million or $0.20 per share, basic and diluted, as compared to net income of $1.4 million or $0.22 per share, basic and diluted, for the same period last year.

For the quarters ended March 31, 2013 and 2012, net interest and dividend income totaled $4.1 million and $4.2 million, respectively.  Non-interest income totaled $488,000 for the quarter ended March 31, 2013, as compared to $375,000 for the quarter ended March 31, 2012.  Non-interest expense totaled $3.6 million for both the quarter ended March 31, 2013 and the quarter ended March 31, 2012.

For the six-month periods ended March 31, 2013 and 2012, net interest and dividend income totaled $8.3 million and $8.5 million, respectively.  Non-interest income totaled $980,000 for the six-months ended March 31, 2013, as compared to $828,000 for the six months ended March 31, 2012.  Non-interest expense totaled $7.0 million for the six months ended March 31, 2013, as compared to $6.9 million for the six months ended March 31, 2012, reflecting higher salaries and employee benefits offset by a decrease in other expense.

On a linked basis, the Company’s second quarter fiscal 2013 net interest and dividend income decreased $200,000, or 4.7%, to $4.1 million from $4.3 million for the first fiscal quarter ended December 31, 2012, reflecting continued net interest margin compression during the current quarter.  Non-interest income for the second quarter of fiscal 2013 decreased slightly to $488,000 from $492,000 for the first fiscal quarter ended December 31, 2012.  Non-interest expense increased $126,000, or 3.7%, for the second quarter of fiscal 2013 compared to the first fiscal quarter ended December 31, 2012.

Total assets increased $7.5 million, or 1.3%, to $578.3 million at March 31, 2013 from $570.8 million at September 30, 2012.  Loans, net decreased $2.0 million, or 0.5%, as residential real estate, commercial real estate and commercial loans decreased due to loan prepayments.  The decreases were offset, in part, by increases in construction and commercial loans.  Cash and cash equivalents increased $20.3 million to $56.5 million at March 31, 2013 from $36.2 million at September 30, 2012.  This increase was the result of an increase in deposits and maturing securities, which management determined not to reinvest into loans or securities in the low interest rate environment.

Securities available-for-sale and held-to-maturity decreased $11.0 million, or 23.1%, to $36.6 million at March 31, 2013 from $47.6 million at September 30, 2012.  Borrowings remained at $33.0 million at March 31, 2013 and September 30, 2012.

Deposits increased $12.1 million to $428.8 million at March 31, 2013 from $416.7 million at September 30, 2012.  Savings accounts increased $5.7 million, money markets increased $2.9 million, demand deposits increased $1.8 million, and NOWs increased $1.8 million while term certificates decreased $147,000.  At March 31, 2013, total stockholders’ equity was $108.2 million, a decrease of $2.3 million from $110.5 million at September 30, 2012.  The decrease in stockholders’ equity during the six-month period was primarily due to dividends paid of $1.9 million and the repurchase and retirement of 147,200 shares, or $2.5 million, of the Company’s common stock pursuant to our stock repurchase plan, offset by net income of $1.2 million, stock based compensation expense of $666,000 and common stock released and committed to be released by the ESOP plan of $248,000.

During the quarter ended March 31, 2013, the Company paid a quarterly cash dividend of $0.03 per common share.  The dividends paid totaled $178,000 during the quarter.  The Company did not pay any dividends during the quarter ended March 31, 2012.

Non-performing assets totaled $2.0 million, or 0.4% of total assets, at March 31, 2013, compared to $3.4 million, or 0.6% of total assets, at September 30, 2012 and $3.3 million, or 0.6% of total assets, at December 31, 2012.  Classified assets decreased to $4.1 million at March 31, 2013, as compared to $9.6 million at September 30, 2012 and $7.0 million at December 31, 2012.  The Company provided $80,000 to its provision for loan losses during the quarter ended March 31, 2013, reflecting an increase in net loans and changes in the loan segments.

Certain statements herein constitute “forward-looking statements” and actual results may differ from those contemplated by these statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the businesses in which Peoples Federal Bancshares, Inc. is engaged and changes in the securities market.  The Company disclaims any intent or obligation to update any forward-looking statements, whether in response to new information, future events or otherwise.

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31,	September 30,
	2013	2012
	(Unaudited)
	(In thousands, except share data)
ASSETS
Cash and due from banks	$3,743	$6,713
Interest-bearing demand deposits with other banks	50,495	27,378
Federal funds sold	160	48
Federal Home Loan Bank - overnight deposit	2,102	2,102
Total cash and cash equivalents	56,500	36,241
Securities available-for-sale	15,950	21,653
Securities held-to-maturity (fair values of $21,104 and $26,746)	20,627	25,921
Federal Home Loan Bank stock (at cost)	3,775	4,014
Loans	453,076	454,925
Allowance for loan losses	(4,058)	(3,891)
Loans, net	449,018	451,034
Premises and equipment, net	3,497	3,577
Cash surrender value of life insurance policies	19,707	19,364
Accrued interest receivable	1,484	1,589
Deferred income tax asset, net	5,149	5,116
Other assets	2,581	2,318
Total assets	$578,288	$570,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$50,981	$49,165
Interest-bearing	377,814	367,583
Total deposits	428,795	416,748
Short-term borrowings	6,000	8,000
Long-term debt	27,000	25,000
Accrued expenses and other liabilities	8,265	10,541
Total liabilities	470,060	460,289

Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized; 6,579,704 and 6,726,904 shares issued and outstanding at March 31, 2013 and September 30, 2012, respectively	66	67
Additional paid-in capital	61,697	63,909
Retained earnings	54,526	55,153
Accumulated other comprehensive income	65	113
Unearned restricted shares; 215,970 and 244,140 shares at March 31, 2013 and September 30, 2012, respectively	(3,341)	(3,777)
Unearned compensation - ESOP	(4,785)	(4,927)
Total stockholders’ equity	108,228	110,538
Total liabilities and stockholders’ equity	$578,288	$570,827

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,619	$4,806	$9,472	$9,673
Interest on debt securities:
Taxable	120	242	270	513
Other interest	26	17	44	41
Dividends on equity securities	4	6	9	9
Total interest and dividend income	4,769	5,071	9,795	10,236

Interest expense:
Interest on deposits	555	686	1,167	1,455
Interest on Federal Home Loan Bank advances	150	140	300	262
Total interest expense	705	826	1,467	1,717
Net interest and dividend income	4,064	4,245	8,328	8,519
Provision for loan losses	80	125	200	250
Net interest and dividend income, after provision for loan losses	3,984	4,120	8,128	8,269

Non-interest income:
Customer service fees	193	206	403	415
Loan servicing fees (costs), net	6	(26)	14	(13)
Net gain on sales of mortgage loans	46	7	147	7
Increase in cash surrender value of life insurance	181	171	343	329
Other income	62	17	73	90
Total non-interest income	488	375	980	828

Non-interest expense:
Salaries and employee benefits	2,403	2,482	4,729	4,607
Occupancy expense	249	244	478	460
Equipment expense	101	112	207	224
Professional fees	177	121	294	224
Advertising expense	108	161	237	308
Data processing expense	211	204	419	400
Deposit insurance expense	61	50	130	110
Other expense	257	206	514	526
Total non-interest expense	3,567	3,580	7,008	6,859
Income before income taxes	905	915	2,100	2,238
Provision for income taxes	360	327	874	825
Net income	$545	$588	$1,226	$1,413

Weighted-average shares outstanding:
Basic	5,894,114	6,231,753	5,935,215	6,302,352
Diluted	5,914,177	6,236,209	5,973,180	6,304,580

Earnings per common share:
Basic	$0.09	$0.09	$0.20	$0.22
Diluted	$0.09	$0.09	$0.20	$0.22

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	March 31,	December 31,
	2013	2012
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,619	$4,853
Interest on debt securities:
Taxable	120	150
Other interest	26	18
Dividends on equity securities	4	5
Total interest and dividend income	4,769	5,026

Interest expense:
Interest on deposits	555	612
Interest on Federal Home Loan Bank advances	150	150
Total interest expense	705	762
Net interest and dividend income	4,064	4,264
Provision for loan losses	80	120
Net interest and dividend income, after provision for loan losses	3,984	4,144

Non-interest income:
Customer service fees	193	210
Loan servicing fees, net	6	8
Net gain on sales of mortgage loans	46	101
Increase in cash surrender value of life insurance	181	162
Other income	62	11
Total non-interest income	488	492

Non-interest expense:
Salaries and employee benefits	2,403	2,326
Occupancy expense	249	229
Equipment expense	101	106
Professional fees	177	117
Advertising expense	108	129
Data processing expense	211	208
Deposit insurance expense	61	69
Other expense	257	257
Total non-interest expense	3,567	3,441
Income before income taxes	905	1,195
Provision for income taxes	360	514
Net income	$545	$681

Weighted-average shares outstanding:
Basic	5,894,114	5,975,422
Diluted	5,914,177	6,031,289

Earnings per common share:
Basic	$0.09	$0.11
Diluted	$0.09	$0.11

The following tables set forth average assets, liability and equity account balances, average yields and costs, and certain other information for the periods indicated.  No tax-equivalent yield adjustments were made, as the effect thereof was not material.  All average balances are daily average balances.  Non-accrual loans were included in the computation of average balances, but have been reflected in the table as loans carrying a zero yield.  The yields set forth below include the effect of deferred fees, discounts and premiums that are amortized or accreted to interest income or expense.

	Three Months Ended March 31,
	2013				2012
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$449,549		$4,619	4.11%	$413,633		$4,806	4.65%
Taxable securities (3)	35,566		120	1.35	63,024		242	1.54
Other interest-earning assets	50,678		26	0.21	30,137		17	0.23
FHLB stock	3,958		4	0.40	4,253		6	0.56
Total interest-earning assets	539,751		4,769	3.53	511,047		5,071	3.97
Non-interest-earning assets	36,427				37,945
Total assets	$576,178				$548,992

Interest-bearing liabilities:
Deposits:
Savings	$53,538		20	0.15	$48,052		24	0.20
Money market accounts	155,630		200	0.51	155,579		288	0.74
NOW accounts	37,683		6	0.06	36,600		11	0.12
Term certificates	129,105		329	1.02	125,809		363	1.15
Total deposits	375,956		555	0.59	366,040		686	0.75
FHLB advances	32,911		150	1.82	20,484		140	2.73
Total interest-bearing liabilities	408,867		705	0.69	386,524		826	0.85
Demand deposits	49,945				39,909
Other non-interest-bearing liabilities	9,088				8,530
Total non-interest-bearing liabilities	59,033				48,439
Total liabilities	467,900				434,963
Stockholders’ equity	108,278				114,029
Total liabilities and stockholders’ equity	$576,178				$548,992

Net interest income			$4,064				$4,245
Net interest rate spread (4)				2.84%				3.12%
Net interest-earning assets (5)	$130,884				$124,523
Net interest margin (6)				3.01%				3.32%
Ratio of interest-earning assets to total interest-bearing liabilities	1.32	x			1.32	x

(1)         Yields are annualized.

(2)         Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)         Average balances are presented at average amortized cost.

(4)         Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)         Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)         Net interest margin represents net interest income divided by average total interest-earning assets.

	Six Months Ended March 31,
	2013				2012
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$451,068		$9,472	4.20%	$411,602		$9,673	4.70%
Taxable securities (3)	38,850		270	1.39	59,259		513	1.73
Other interest-earning assets	42,874		44	0.21	26,606		41	0.31
FHLB stock	3,986		9	0.45	4,296		9	0.42
Total interest-earning assets	536,778		9,795	3.65	501,763		10,236	4.08
Non-interest-earning assets	37,108				49,747
Total assets	$573,886				$551,510

Interest-bearing liabilities:
Deposits:
Savings	$52,161		39	0.15	$47,891		48	0.20
Money market accounts	154,320		435	0.56	153,557		565	0.74
NOW accounts	37,381		12	0.06	36,005		22	0.12
Term certificates	128,426		681	1.06	132,403		820	1.24
Total deposits	372,288		1,167	0.63	369,856		1,455	0.79
FHLB advances	32,681		300	1.84	18,929		262	2.77
Total interest-bearing liabilities	404,969		1,467	0.72	388,785		1,717	0.88
Demand deposits	50,299				39,439
Other non-interest-bearing liabilities	9,367				8,644
Total non-interest-bearing liabilities	59,666				48,083
Total liabilities	464,635				436,868
Stockholders’ equity	109,251				114,642
Total liabilities and stockholders’ equity	$573,886				$551,510

Net interest income			$8,328				$8,519
Net interest rate spread (4)				2.93%				3.20%
Net interest-earning assets (5)	$131,809				$112,978
Net interest margin (6)				3.10%				3.40%
Ratio of interest-earning assets to total interest-bearing liabilities	1.33	x			1.29	x

(1)         Yields are annualized.

(2)         Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)         Average balances are presented at average amortized cost.

(4)         Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)         Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)         Net interest margin represents net interest income divided by average total interest-earning assets.

	Three Months Ended
	March 31, 2013				December 31, 2012
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$449,549		$4,619	4.11%	$452,554		$4,853	4.29%
Taxable securities (3)	35,566		120	1.35	42,062		150	1.43
Other interest-earning assets	50,678		26	0.21	35,656		18	0.20
FHLB stock	3,958		4	0.40	4,014		5	0.50
Total interest-earning assets	539,751		4,769	3.53	534,286		5,026	3.76
Non-interest-earning assets	36,427				37,373
Total assets	$576,178				$571,659

Interest-bearing liabilities:
Deposits:
Savings	$53,538		20	0.15	$50,814		20	0.16
Money market accounts	155,630		200	0.51	153,038		235	0.61
NOW accounts	37,683		6	0.06	37,085		6	0.06
Term certificates	129,105		329	1.02	127,764		351	1.10
Total deposits	375,956		555	0.59	368,701		612	0.66
FHLB advances	32,911		150	1.82	32,457		150	1.85
Total interest-bearing liabilities	408,867		705	0.69	401,158		762	0.76
Demand deposits	49,945				50,643
Other non-interest-bearing liabilities	9,088				9,654
Total non-interest-bearing liabilities	59,033				60,297
Total liabilities	467,900				461,455
Stockholders’ equity	108,278				110,204
Total liabilities and stockholders’ equity	$576,178				$571,659

Net interest income			$4,064				$4,264
Net interest rate spread (4)				2.84%				3.00%
Net interest-earning assets (5)	$130,884				$133,128
Net interest margin (6)				3.01%				3.19%
Ratio of interest-earning assets to total interest-bearing liabilities	1.32	x			1.33	x

(1)         Yields are annualized.

(2)         Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)         Average balances are presented at average amortized cost.

(4)         Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)         Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)         Net interest margin represents net interest income divided by average total interest-earning assets.